EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Concrete Leveling System, Inc. (the "Company") on Form 10-Q for the quarter ending April 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report). I, Suzanne
I. Barth, Principal Executive Officer and Principal Financial Officer of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the be of my knowledge and belief.

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2010
                                          By: /s/ Suzanne I. Barth
                                              ----------------------------------
                                              Suzanne I. Barth
                                              Principal Executive Officer and
                                              Principal Financial Officer